First Financial Bancorp KBW Investor Presentation August 1, 2006 EXHIBIT 99.1

Forward Looking Statement Certain statements which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the Act). In addition, certain statements in future filings by First Financial with the Securities and Exchange Commission, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performance and statements of assumptions underlying such statements. Words such as "believes," "anticipates," "intends," and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, the ability of the company to implement its business plan, the strength of the local economies in which operations are conducted; the effects of and changes in policies and laws of regulatory agencies; inflation, interest rates, market and monetary fluctuations; acts of terrorism and any governmental response to such acts; technological changes; mergers and acquisitions; the ability to increase market share and control expenses; the effect of changes in accounting policies and practices that may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the Securities and Exchange Commission; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the success of First Financial at managing the risks involved in the foregoing. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Background

Corporate Overview Ticker - FFBC (Nasdaq) Market Value - $591 million (as of 7/25/06) Total Assets $3.5 billion

Corporate Overview Headquartered in Hamilton, Ohio, First Financial Bancorp is a $3.5 billion publicly owned bank holding company. Founded in 1983, First Financial now operates 2 lines of business with 104 retail banking centers in Ohio, Indiana, Michigan, and Kentucky. First Financial serves some 500,000 customers, and approximately 3,874 investors hold its stock. First Financial offers a full range of financial services to commercial enterprises and individual consumers. Our focus is community banking and wealth management.

Lines of Business Banking Single Charter - First Financial Bank, N.A. Wealth Resources Group Trust and investment management services $2.2 billion in assets under management Insurance brokerage $3 million in revenue

Market Overview Market Overview

Strategic and Financial Goals

Goals Top-quartile performance for all stakeholders in the long-term Sustained and consistent excellence Commitment to growth Effective management of all risks

Goals Target ratios are long-term objectives and approximate top- quartile peer performance.

Strategic Transition

Strategic Transition New CEO in October 2004 New strategic plan announced in March 2005 Focus Commercial Banking, Retail Banking, Wealth Management Indiana, Ohio and Kentucky metropolitan and non-metropolitan markets People led sales culture and local market management Growth in metropolitan markets Commitment to superior performance - better, faster, more efficient 2005 and 2006 years of transition

Strategic Transition Restructuring Organization and Growth New brand Charter consolidation Sale of Fidelity Federal Savings Bank New metropolitan markets - Cincinnati, Dayton Branch network rationalization Expansion of sales force Leadership New, focused management team in place Actively recruiting market leaders Balance Sheet Indirect lending - exit Mortgage lending - sale of most production Capital Plan and Dutch Tender Offer Wholesale borrowings and investment portfolio Problem loan sale

Strategic Plan - Timeline

Annualized Effect of Plans Analysis includes the impact from the following plans: Performance Improvement Plan, Branch Plan, Balance Sheet Restructuring and Information Technology Plan.

Branding Plan

Brand One Brand, One Name - First Financial Bank Client brand promises New logo and color schemes Consistent marketing message

Brand Promises We promise to always be looking ahead. We promise to keep things simple. We promise to make doing business with us easy for our clients. We promise to be a leader - to constantly innovate and improve our systems and responsive abilities so as to serve the needs of our clients better. We promise to provide sound financial advice that is client- focused. We promise to honor our commitments with integrity, fairness and impartiality.

New Corporate Logo

"Life's Big Firsts" Advertising Campaign Samples

"Life's Big Firsts" Print Ads

"Life's Big First" Outdoor Ad

Branch Plan

Market Overview Market Overview Focus on Ohio, Indiana and Kentucky Average branch size of $32 million versus peer average of $52 million Focus on strategic and geographic fit Size and growth potential to achieve target financial returns Decision to sell 10 and close 7 offices

New Market Areas of Focus Hamilton County Montgomery County Northern Kentucky Other Banks 28662 6291 4203 FFBC 38 0 90 0.00% Share 1 Branch 2.11% Share 3 Branches 0.13% Share 4 Branches $28.7B Total Deposits $6.3B Total Deposits $4.2B Total Deposits (Cincinnati, OH) (Dayton, OH) (Greater Cincinnati)

Branch Deposits Data Source: FDIC June 2004

Efficiency

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 2004 Y 2005 Y GAAP 0.6558 0.6564 0.659 0.7009 0.6764 0.689 0.7367 0.8655 0.866 0.8516 0.6679 0.7369 Adjusted - Excludes Unusual Items 0.6606 0.6623 0.6675 0.6705 0.679 0.6812 0.6923 0.707 0.74 0.7543 0.6652 0.6897 Target = 55 to 60% 2Q06 is 15-20% above target Identified opportunities to-date for proforma 65-67% efficiency ratio Target not yet achieved Additional revenue or expense reduction of $19 million needed = $0.31 per share

1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 2004 Y 2005 Y GAAP 0.038 0.0367 0.0367 0.0364 0.0361 0.036 0.0354 0.0351 0.0371 0.0381 0.0359 0.0349 Peer Median 0.035 0.0341 0.0354 0.0355 0.035 0.035 0.0347 0.0358 0.036 0.035 0.0358 Efficiency

Efficiency 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 2004 Y 2005 Y GAAP 0.0148 0.0151 0.0162 0.015 0.0156 0.0154 0.0146 0.0171 0.0172 0.0185 0.0153 0.014 Adjusted - Excludes Unusual Items 0.0144 0.0147 0.0152 0.0147 0.0154 0.015 0.0161 0.0161 0.018 0.0174 0.0147 0.0156 Peer Median 0.0118 0.0127 0.0114 0.0116 0.0114 0.0116 0.0122 0.0115 0.0113 0.0122 0.0115

1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 2004 Y 2005 Y GAAP 0.0341 0.0335 0.0343 0.0354 0.0344 0.0349 0.0363 0.0385 0.0465 0.0476 0.0342 0.036 Adjusted - Excludes Unusual Items 0.0341 0.0335 0.0341 0.0337 0.0344 0.0342 0.0351 0.0357 0.0402 0.0416 0.0337 0.0349 Peer Median 0.0296 0.0291 0.0286 0.0294 0.0287 0.0292 0.0284 0.0279 0.0284 0.0293 0.0279 Efficiency

Efficiency Performance Improvement Plan Sales performance and growth Increased sales staff Key to long-term success Cost reduction plan Right-size processes to match our needs All functional areas will be reviewed

Efficiency

Expansion - Sale Force Commercial Lender Wealth Management Market Presidents Cash Management East 23 17 7 4

Balance Sheet & Margin

Earning Assets COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Commercial Loans Consumer Loans Retail Mortgages Leasing Investments FFBC 0.432 0.166 0.239 0.001 0.162 Total $3.1 Billion 6/30/06 Yield 6.60% Yield presented is not tax-equivalent.

Liability Mix COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Non-Interest Bearing Deposits Interest Bearing Deposit Time Deposits Short-term Debt FHLB Advances Trust Preferred FFBC 13.7 40 38.8 2.9 2.7 1 Total $3.1 Billion 6/30/06 Yield 2.43%

Interest Rate Sensitivity Assumptions: Sensitivity as of 6/30/06 Prepayment speeds applied to fixed investment securities, loans and retail mortgage ARMS Prepaid cash flows are reinvested into like product Deposit rate sensitivity assumptions from a third party deposit study Assumes an immediate, parallel shift

Net Interest Margin

1-4 Family RE Commercial RE Farmland RE Commercial & Industrial Loans to individuals Agriculture Other East 42 29.15 3.45 12.14 11.45 1.12 1.01 Loan Mix (Regulatory) COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 1-4 Family RE Commercial RE Farmland RE Commercial & Industrial Loans to individuals Agriculture Other East 23.18 43.57 1 17.43 6.3 0.63 2.54 PEER Q1 2006 FFBC Q1 2006

Mortgage Loan Strategy 1-4 Family (excluding HELOCs) Assumes current rates and prepayment speeds with no change in interest rates or prepay speeds.

Proforma Indirect Installment Loans As of Q2-06: Weighted Avg Coupon: 6.22% Amortization of Dealer Reserve: -1.28% Net Yield: 4.94% Assumes current rates and prepayment speeds with no change in interest rates or prepay speeds

Balance Sheet Restructure Investments - sold $179 million yielding 3.36% OTTI portfolio of $200 million as of 12/31/2005 Impairment charge in 4Q 2005 of $6.5 million or $0.10 per share Additional loss in 1Q 2006 of $0.5 million or $0.01 per share FHLB Borrowings - paid off $184 million at 5.45% Prepayment penalties in 1Q 2006 of $4.3 million or $0.07 per share Annualized EPS improvement of $0.06 per share Total improvement of 0.31% on net interest margin

Capital Management December 2005 repurchased 3,250,000 shares or 7.5% Total repurchase in 2005 of 9.6% Plans for 2006/2007 of 750,000 - 1,250,000

Shares Repurchased (000's) 2000 2001 2002 2003 2004 2005 2006/2007 FFBC 987.6 1847.5 1839.7 1230.7 408.6 4166 750 1250 Modified Dutch Tender Offer repurchase of 3,250,000 shares in December 2005 7,373,105 shares available for repurchase under pre-approved plans 9.5% of total shares outstanding

Credit Quality

Credit Quality Remains within a range of acceptability Will continue to actively manage New processes to ensure quality of new loans and manage existing problem credits

Problem Loan Sale Sale of $39 million in primarily substandard loans including $14 million in non-performing

Summary

Leverage Points New metropolitan markets Sales forces expansion Efficiency Loan mix shift to commercial Wealth Management expansion Strong capital position

Summary In late stages of transition to new strategy 2005 and 2006 financial performance significantly affected by transition Strong financial position and early signs of growth from new strategy 2007 = New, First Financial Bank

Supplemental Information

Financial Performance

Financial Performance Adjusted for unusual items: restructuring, effects of asset and affiliate sales, effects of bankruptcy law change Adjustments made assuming a 35% tax rate

Financial Performance 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 EPS GAAP 0.23 0.24 0.25 0.23 0.25 0.23 0.33 0.07 0.1 0.11 EPS - Adjusted to Exclude Unusual Items 0.22 0.23 0.24 0.25 0.24 0.23 0.22 0.21 0.19 0.19

Branch Plan

Strategic Initiatives

Revenue Mix 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 2004 Y 2005 Y GAAP 0.2896 0.2965 0.3104 0.297 0.3067 0.3044 0.2971 0.227 0.3194 0.334 0.2985 0.286 Adjusted - Excludes Unusual Items 0.2844 0.2902 0.2965 0.2923 0.3041 0.2983 0.3173 0.3192 0.3266 0.3293 0.2909 0.3097

Dividend History (1Q95-2Q06) 1Q95 2Q95 3Q95 4Q95 1Q96 2Q96 3Q96 4Q96 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 FFBC 0.0846 0.0846 0.0846 0.0976 0.0976 0.0976 0.0976 0.1073 0.1073 0.1073 0.1181 0.1181 0.1181 0.1181 0.1181 0.1299 0.1299 0.1299 0.1299 0.1429 0.1429 0.1429 0.1429 0.1429 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.16 0.16 0.16 0.16 0.16 0.16

Management Team

Management Team Claude E. Davis, President & CEO Claude E. Davis joined First Financial as president, chief executive officer, and a member of the board of directors on October 1, 2004. Mr. Davis also serves on the board of directors of First Financial Bank, where he is also chairman of the board. At the time he joined First Financial, Mr. Davis was senior vice president at Irwin Financial Corporation and chairman of Irwin Union Bank and Trust (the company's lead bank), positions he had held since May of 2003. Prior to that, Mr. Davis served as president of Irwin Union Bank and Trust for seven years. Mr. Davis originally joined Irwin Financial Corporation and Irwin Union Bank and Trust in 1987 as vice president and controller.

Management Team C. Douglas Lefferson, Executive Vice President & COO C. Douglas Lefferson became executive vice president and chief operating officer of First Financial effective April 1, 2005. Prior to that, he was executive vice president and chief financial officer, since December 13, 2004, after having served as its senior vice president and chief financial officer since January 11, 2002. He had spent his entire banking career in various positions within First Financial and First Financial Bank.

Management Team J. Franklin Hall, Senior Vice President & CFO J. Franklin Hall became Senior Vice President and Chief Financial Officer of First Financial effective April 1, 2005. Prior to that, he had served as First Vice President, Controller, and Director of Finance for First Financial. He joined First Financial in June of 1999. Prior to joining First Financial, Mr. Hall was a senior financial analyst at Firstar Bank, N.A. (now known as US Bancorp) in Cincinnati, Ohio. Mr. Hall is a CPA and worked in the audit division of Ernst & Young, LLP earlier in his career.

Management Team Gregory A. Gehlmann, Senior Vice President, General Counsel & CRO Gregory A. Gehlmann joined First Financial in June of 2005 as senior vice president and general counsel. Prior to joining First Financial, Gehlmann practiced law for 16 years in Washington, D.C. From March 2000 to June 2005, he served as partner/counsel at Manatt, Phelps & Phillips, LLP, Washington, D.C. where he served as counsel to public and private companies, as well as investors, underwriters, directors, officers, and principals regarding corporate securities, banking, and general business and transactional matters.

Management Team Sam Munafo, Executive Vice President of Banking Markets Sam Munafo was named executive vice president with responsibility for all banking markets in December of 2005. He served as president and chief executive officer of Community First Bank & Trust from 2001 until March of 2005, when he became the President of First Financial Bank. From 1998 to 2001, Munafo served as president and chief executive officer of Indiana Lawrence Bank. He has spent his entire banking career with various First Financial companies.

Management Team John Hoying, Senior Vice President of Retail Credit and Product Management John Hoying took on the responsibility of senior vice president, retail credit and product management for First Financial in 2006. He joined Community First Bank and Trust in July of 2001. He was an executive vice president before being named president of the bank in April of 2005. During his 33-year career in financial and management banking, Hoying has been the city executive for Bank One in Lima, Ohio, president of Bank One in Sidney, Ohio, and also executive vice president for Bank One in Sidney. He began his banking career with the Citizens Baughman National Bank in October of 1968.

Management Team Jill Wyman, Senior Vice President and Director of Sales Jill Wyman became First Financial's senior vice president and director of sales in 2005. She joined the company in 2003 as vice president and sales director. Prior to joining First Financial, she was general manager of the Tri-County Lazarus Store, a division of Federated Department Stores. Beginning as a management trainee, she spent 19 years with Lazarus, progressing to sales manager, group sales manager, assistant general manager, regional merchandise manager, and general manager.

Management Team Richard Barbercheck, Senior Vice President & Chief Credit Officer Richard Barbercheck joined First Financial in 2005 and took on responsibility for the risk management function which includes commercial and consumer credit, regulatory and compliance, operational and market risk. Before joining First Financial, Barbercheck was with Irwin Financial Corporation in Columbus, Indiana, where he managed their credit risk evaluation group. He has a total of 24 years of banking experience, including commercial lending and credit administration. He also served as president of a small bank in Indiana from 1993 until 1998.